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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 1, 1997


                         HOUGHTEN PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                         0-27972                      51-0336233
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


3550 GENERAL ATOMICS COURT, SAN DIEGO, CA                          92121
(Address of Principal Executive Offices)                         (Zip Code)


                                 (619) 455-3814
              (Registrant's telephone number, including area code)
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ITEM 5.    CORPORATE NAME CHANGE.


         Effective May 1, 1997, Houghten Pharmaceuticals, Inc., a Delaware corporation ("HPI"), is changing its corporate name to the following:


                            "Trega Biosciences, Inc."


Article I of the Restated Certificate of Incorporation of HPI will be amended, effective May 1, 1997, to read as follows:

         "The name of the corporation is Trega Biosciences, Inc."

         The foregoing description of the name change and related transactions is qualified in its entirety by reference to a Certificate of Ownership and Merger which has been filed with the Delaware Secretary of State, a copy of which is included as an exhibit to this Form 8-K and incorporated herein by this reference. The press release of HPI dated April 15, 1997, announcing the name change, is also included as an exhibit to this Form 8-K and incorporated herein by this reference.

         (a)      EXHIBITS.

         1.       Certificate of Ownership and Merger.

         2.       Press Release of April 15, 1997.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  April 23, 1997


                                            HOUGHTEN PHARMACEUTICALS, INC.



                                            By /s/ Terence E. McMorrow
                                               -------------------------------
                                               Terence E. McMorrow
                                               Vice President, Finance and
                                               Corporate Development


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                                  Exhibit Index


Exhibit
Number                             Description
-------                            -----------

1. Certificate of Ownership and Merger dated April 8, 1997 and filed with the Delaware Secretary of State on April 18, 1997.

2.       Press Release of April 15, 1997.


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